Est. 1922

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

JBSS INVESTOR PRESENTATION May 2016 1 NASDAQ - JBSS Exhibit 99.1

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Some of the statements in this presentation and any statements by management constitute “forward-looking statements” about John B. Sanfilippo & Son, Inc. Such statements include, in particular, statements about our plans, strategies, business prospects, changes and trends in our business and the markets in which we operate. In some cases, you can identify forward-looking statements by the use of words such as
“may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,”
“estimate,” “forecast,” “predict,” “propose,” “potential” or “continue” or the negative of those terms or other comparable terminology. These statements represent our present expectations or beliefs concerning future events and are not guarantees. Such statements speak only as of the date they are made, and we do not undertake any obligation to update any forward-looking statement.
We caution that forward-looking statements are qualified by important factors, risks and uncertainties that could cause actual results to differ materially from those in the forward-
looking statements. Our periodic reports filed with the Securities and Exchange
Commission, including our Forms 10-K and 10-Q and any amendments thereto, describe some of these factors, risks and uncertainties.
Forward-Looking Statements

•
One of the largest nut processors in the world with fiscal 2015 annual net sales in excess of $887 million
•
State-of-the-art nut processing capabilities, including what we believe is the single largest nut processing facility in the world
•
A
North
American
market
leader
in
every
major
selling
channel
–
from
consumer
and
commercial ingredient customers to contract manufacturing customers
•
Dual consumer strategy of branded nut and dried fruit programs (Fisher, Orchard
Valley Harvest) as well as private brands
•
Commodity procurement expertise with buyers averaging over 20+ years experience
•
A category leader in packaging and product innovation
•
Vertically integrated nut processing operation for pecans, peanuts and walnuts

Who is JBSS?

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

We Are Experts In Every Nut Type
% of total gross sales
* Other consists of trail and snack mixes
which include nut products
Full assortment of nut types
Full variety of value-added products
Wide variety of dried fruit and other
snack products
Customized, unique product formulas
Fiscal Year 2015
23.4%
12.7%
12.0%
13.7%
11.0%
22.0%
5.2%
ALMOND
PECAN
SNACK AND TRAIL MIXES
PEANUT
WALNUT
CASHEW &MIXED NUT
ALL OTHER

JOHN B. SANFILIPPO & SON, INC.

Net Sales FY 12-FY 15
$887,245,000
890,000,000
860,000,000
830,000,000
800,000,000
770,000,000
740,000,000
710,000,000
680,000,000
FY12
FY13
FY14
FY15

The Global Source for Nuts®

Consistent success over past 4 fiscal years
Diluted EPS improvement of 65% from
FY12 to FY15

Net Sales increased by 27% over FY14 to a record
$887.2 million
$
$
1.58
1.98
2.36
2.61
0
0.5
1
1.5
2
2.5
3
FY12
FY13
FY14
FY15
Diluted EPS
FY 12-FY 15

JOHN B. SANFILIPPO & SON, INC.

Open 56.99
Close 56.62
Low 55.94
High 57.30
Vol 110.76K
% Chg 9.84%
JBSS 56.62
^RUT 1108.60
50.00%
40.00%
30.00%
20.00%
9.84%
0.00%
-10.96%
-20.00%
-30.00%
110.76K
-40.00%
Aug 3 '15
Nov 2 '15
Feb 1 '16
May 2 '16

The Global Source for Nuts®

Continuing to Create Shareholder Value 6 Outperformed the Russell 2000 Index by over 20%! JBSS Russell 2000 Stock Price $50.03 05/13/2015 Stock Price $56.62 05/12/2016

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Vision
To be the global source for nuts,
committed to quality,
expertise and innovation that
delivers an unmatched
experience to our customer
and consumer
Core Values
Integrity
People
Investment
Customer Driven
Quality
Innovation
Execution
Continuous Improvement
Safety
Resource Conservation

Est. 1922

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

FY 2015 Strategy Update 8

JOHN B. SANFILIPPO & SON, INC.

BUILDING OUR FUTURE

JOHN B. SANFILIPPO & SON, INC.

JBSS
Fisher

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Menu

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

ACCOUNTABILITY • CONSUMER INSIGHTS

ENGAGEMENT • EXPERTISE

FOCUSED EXECUTION • INNOVATION

INTEGRITY • SUPPLY CHAIN EXCELLENCE

The Global Source for Nuts®

9

JOHN B. SANFILIPPO & SON, INC.

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Fisher
SALTED

Orchard Valley

The Global Source for Nuts®

Fisher
recipe nuts increased market share by
+2.2 points*.
Fisher
snack nuts market share growth in
high franchise Midwest.
Orchard Valley Harvest expanded distribution
and increased velocity resulting in double-
digit revenue growth over FY 2014.
FY 2015 Accomplishments

*Source: IRI: Total Nut Category –
Multi Outlet Geography Fiscal Year Ending 6/28/15

JOHN B. SANFILIPPO & SON, INC.

Menu

CREATE VALUE WITH KEY CUSTOMERS

- Be the preferred partner to build profitable volume of value-added nut and snack products.
- Offer supply chain expertise, quality, flexibility, innovation and customer support that creates value for our partners.
- Focus on leading food companies in the Consumer, International, Commercial Ingredient and Contract Manufacturing channels.

Fisher
Fisher

Fisher
GLAZED
PECANS

The Global Source for Nuts®

Leveraged our innovation capabilities to launch
15 new items for our key contract manufacturing
customers.
Optimized Food Service and Industrial ingredient
customer and product portfolios.
Expanded Fisher
brand awareness in the
Commercial Ingredients channel.
FY 2015 Accomplishments

12 Nut Category Review

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Steady Increase in Nut Retail Prices
Since FY 2011
Time Periods: to FY 11 Year Ending 7/3/11 to FY 2016 YTD Q3 data ending 3/27/16

+32%
Since FY 2011
$4.63
$5.24
$5.54
$5.62
$5.85
$6.09
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016 YTD
Q3
Price Per Pound
Source: IRI: Total Nut Category – Multi Outlet Geography

Retail Prices Up Across Most Major
Nut Types over the Last 4 Years

48.0%
43.0%
39.0%
38.0%
37.0%
21.0%
15.0%
13.0%
% Increase in Price Per Pound Over the Past 4 Years
ALMOND
PISTACHIO
MIXED NUTS
CASHEW
WALNUT
MACADAMIA
NUT
PEANUT
PECAN
Source: IRI: Total Nut Category – Multi Outlet Geography
Time Periods: to FY 11 Year Ending 7/3/11 to FY 2016 YTD Q3 data ending 3/27/16

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Steady Category Growth

4,749
5,284
5,636
5,885
6,092
6,248
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
52 Wks
Ending
3/27/16
Category $ Sales (M)
1,025
1,008
1,017
1,046
1,041
1,035
FY 2011
FY 2012
FY 2013
FY 2014
FY 2015
52 Wks
Ending
3/27/16
Category Pound Sales (M)
Source: IRI: Total Nut Category – Multi Outlet Geography
Time Periods: to FY 11 Year Ending 7/3/11 to 52 weeks Ending 3/27/16

JBSS Sales Channel Updates 16

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

$529 Fiscal 2015 Net Sales $887 Million Business Channel Diversification (Millions of $) $36 $207 $115 Commercial Ingredients 23% Contract Pkg. 13% Consumer 60% Export 4% 17

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
ALMONDS

24oz VALUE SIZE
Fisher Naturals
PECAN

Nut Exactly
Nut Exactly
Nut Exactly
Nut Exactly

$

The Global Source for Nuts®

Fiscal 2015 Net Sales $529 Million Consumer 60% vs. FY ‘14 FY 2015 Consumer Channel 16.7% 18

JOHN B. SANFILIPPO & SON, INC.

Fisher
HONEY MAPLE
WALNUTS

$

The Global Source for Nuts®

Fiscal 2015 Net Sales $207 Million FY 2015 Commercial Ingredients Channel vs. FY ‘14 19 Commercial Ingredients 23% 7.3%

JOHN B. SANFILIPPO & SON, INC.

$

The Global Source for Nuts®

FY 2015 Contract Packaging Channel Fiscal 2015 Net Sales $115 Million 20 17.0% vs. FY '14 Contract Packaging 13%

JOHN B. SANFILIPPO & SON, INC.

فيشر
محمص مع عسل
كاجو

$

Fisher
ROASTED
SALTED
PEANUTS

The Global Source for Nuts®

FY 2015 Export Channel Fiscal 2015 Net Sales $36 Million 21 Export 4% 6.0% vs. FY ‘14

Est. 1922

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

FY 2015 Financial Milestones 22

JOHN B. SANFILIPPO & SON, INC.

$275
$250
$225
$200
$175
$150
$125
$100
$75
$50
$25
$0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

JBSS Stockholders’ Equity FYs 1991- 2015 23 In millions of $

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
1991
1992
1993
1994
1995
1996
1997 (6 MO)
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

JBSS Net Sales FYs 1991- 2015 24 Increased pound volume and prices De-emphasized Industrial Sales, Lower Prices Low Carb Diet Run Up $887 million In millions of $

JOHN B. SANFILIPPO & SON, INC.

$160
$140
$120
$100
$80
$60
$40
$20
$0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

JBSS Total Outstanding Debt FYs 1991- 2015 25 In millions of $

JOHN B. SANFILIPPO & SON, INC.

75.0%
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

The Global Source for Nuts®

JBSS Total Outstanding Debt As % of Net Sales FYs 1991 – 2015 26

EBITDA
EBITDA
consists
of
earnings
before
interest,
taxes,
depreciation,
amortization
and
noncontrolling
interest.
EBITDA
is
not
a
measurement
of
financial
performance
under
accounting
principles
generally
accepted
in
the
United
States
of
America
("GAAP"),
and
does
not
represent
cash
flow
from
operations.
EBITDA
is
presented
solely
as
a
supplemental
disclosure
because
management
believes
that
it
is
important
in
evaluating
JBSS's
financial
performance
and
market
valuation.
In
conformity
with
Regulation
G,
a
reconciliation
of
EBITDA
to
the
most
directly
comparable
financial
measures
calculated
and
presented
in
accordance
with
GAAP
is
presented
in
the
following
slide.

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

Reconciliation of Net Income (Loss) to EBITDA
(In $,000's)
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY2012
FY2013
FY2014
FY2015
NET INCOME
(LOSS)
14,499
(16,721)
(13,577)
(5,957)
6,917
14,425
2,835
17,122
21,760
26,287
29,305
INTEREST
EXPENSE
3,998
6,516
9,347
10,502
7,646
5,653
6,444
5,364
4,754
4,354
3,966
INCOME TAX
(BENEFIT)
EXPENSE
9,269
(8,689)
(7,520)
(897)
(259)
8,447
(49)
9,099
13,536
13,545
15,559
DEPRECIATION/
AMORTIZATION
10,501
10,000
13,584
15,742
15,922
15,825
16,968
17,117
16,717
16,278
16,284
EBITDA
38,267
(8,894)
1,834
19,390
30,226
44,350
26,198
48,702
56,767
60,464
65,114
NET SALES
581,729
579,564
540,858
541,771
553,846
561,633
674,212
700,575
734,334
778,622
887,245
EBITDA
MARGIN
(% OF NET
SALES)
6.6%
-1.5%
0.3%
3.6%
5.5%
7.9%
3.9%
7.0%
7.7%
7.8%
7.3%
POUNDS
SOLD
(000’s)
278,741
248,137
246,142
221,958
217,465
224,302
232,746
212,553
221,762
240,417
253,514
EBITDA PER
POUND SOLD
0.137
(0.036)
0.007
0.087
0.139
0.198
0.113
0.229
0.256
0.252
0.257

JOHN B. SANFILIPPO & SON, INC.

$70,000
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY 2012
FY 2013
FY 2014
FY2015

The Global Source for Nuts®

EBITDA* * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure 29

JOHN B. SANFILIPPO & SON, INC.

10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
FY2005
FY2006
FY2007
FY2008
FY2009
FY2010
FY2011
FY 2012
FY 2013
FY 2014
FY 2015

The Global Source for Nuts®

EBITDA* Margin (% of Net Sales) * EBITDA is a non-GAAP measure. See slide entitled “Reconciliation of Net Income (Loss) to EBITDA” for reconciliation to GAAP measure 30

Est. 1922
JOHN B. SANFILIPPO & SON, INC.

PEANUT AND TREE NUT SPOT MARKET PRICES VS. JBSS ROLLING 4 QTR. GROSS MARGIN %

$7.50
$7.00
$6.50
$6.00
$5.50
$5.00
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
22.5%
21.0%
19.5%
18.0%
16.5%
15.0%
13.5%
12.0%
10.5%
9.0%
7.5%
6.0%
4.5%
3.0%
1.5%
0.0%
Jun-99
Nov-99
Apr-00
Sep-00
Feb-01
Jul-01
Dec-01
May-02
Oct-02
Mar-03
Aug-03
Jan-04
Jun-04
Nov-04
Apr-05
Sep-05
Feb-06
Jul-06
Dec-06
May-07
Oct-07
Mar-08
Aug-08
Jan-09
Jun-09
Nov-09
Apr-10
Sep-10
Feb-11
Jul-11
Dec-11
May-12
Oct-12
Mar-13
Aug-13
Jan-14
Jun-14
Nov-14
Apr-15
Sep-15
Feb-16
rolling gm
cashews 320's
almonds nps 25/27

The Global Source for Nuts®

31

JOHN B. SANFILIPPO & SON, INC.

↑			
↑			
↓			
↓			
↓			
↑			
↓			

The Global Source for Nuts®

Highlights: Q3 2016 vs. Q3 2015
(in $000’s except EPS)

$ CHANGE
% CHANGE
NET SALES
$6,346
3.0%
SALES
VOLUME (LBS.)
3,583
6.0%
GROSS
PROFIT
$4,196
14.1%
NET INCOME
$3,440
52.8%
EARNINGS PER SHARE
$0.31
53.4%
OPERATING CASH
FLOWS
$5,540
11.9%
TOTAL DEBT
$22,850
20.6%

JOHN B. SANFILIPPO & SON, INC.

↑			
↑			
↑			
↑			
↑			
↑			
↓			

The Global Source for Nuts®

Highlights: Q3 YTD 2016 vs. Q3 YTD 2015
(in $000’s except EPS)

$ CHANGE
% CHANGE
NET SALES
$54,715
8.2%
SALES
VOLUME (LBS.)
10,100
5.3%
GROSS
PROFIT
$6,093
6.2%
NET INCOME
$2,282
11.0%
EARNINGS PER SHARE
$0.18
9.7%
OPERATING CASH
FLOWS
$49,459
> 100%
TOTAL DEBT
$22,850
20.6%

FY 2015 Brand Marketing Overview 34

JOHN B. SANFILIPPO & SON, INC.

GROW JBSS BRANDS

- Build Fisher and Orchard Valley Harvest into leading nut brands.
- Utilize consumer insights to develop products and integrated marketing programs that build brand equity, meet consumer needs, and grow the category for our retail partners.
- Focus on consumers demanding quality nuts in snacking, recipe and produce categories.

Fisher®

Orchard Valley HARVEST

Fisher®

The Global Source for Nuts®

Recipe Nuts Snack Nuts Grow Brands 35

JOHN B. SANFILIPPO & SON, INC.

Fisher®

Fisher®

The Global Source for Nuts®

Strong Growth on the Fisher brand in FY15 Total Fisher Brand Growth FY15 vs. FY14 +8% +14% Recipe Nuts Snack Nuts POUND SALES DOLLAR SALES 36 Source: JBSS shipment data

JOHN B. SANFILIPPO & SON, INC.

Fisher®

Fisher
Naturals
WALNUT
Fisher
Naturals
PECAN
Fisher
Naturals
ALMONDS

The Global Source for Nuts®

Recipe Nuts 37

JOHN B. SANFILIPPO & SON, INC.

Fisher Recipe Dollar Share
Total US MULO

16.5%
18.3%
19.2%
21.5%
22.5%
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016 YTD Q3

The Global Source for Nuts®

Fisher Recipe has Grown Market Share 38 Source: IRI: Total Recipe Nut Category – Multi Outlet Geography – FY 2016 YTD Q3 Data Ending 3/27/16

Strong, Sustained Growth for Fisher Recipe for
4+ Fiscal Years

Source:
IRI:
Total
Recipe
Nut
Category
–
Multi
Outlet
Geography
–
FY
2016
YTD
Q3
Data
Ending
3/27/16
9.7%
20.5%
12.8%
15.4%
9.1%
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016 YTD Q3
Fisher Recipe Dollar Sales % Change vs. Previous Year
Total US MULO

JOHN B. SANFILIPPO & SON, INC.

Fisher® recipe nuts have
No Preservatives.
Just out of their shells, so you can come out of yours.
Fisher UNSHELLED
For the Pumpkin Pecan Swirl Cheesecake recipe and more, visit fishernuts.com

Fisher® recipe nuts have
No Preservatives.
Just out of their shells, so you can come out of yours.
Fisher UNSHELLED
For the Black Forest Walnut Trifle recipe and more, visit fishernuts.com

The Global Source for Nuts®

“No Preservatives” Message Key Driver for Share Growth 40

Est. 1922

JOHN B. SANFILIPPO & SON, INC.

ADVERTISEMENT
HOLIDAY INSPIRATION
FROM CHEF ALEX GUARNASCHELLI
AND
Fisher
Fisher Live Life UNSHELLED.

food network

"With Fisher, there are no preservatives. No extra ingredients. Just the nuts, fresh out of their shells."
Alex Guarnaschelli
Fisher Live Life UNSHELLED.

"Mom taught me to use real ingredients. Like Fisher. No preservatives, just the nuts. Fresh out of their shells."
Alex Guarnaschelli
Fisher Live Life UNSHELLED.

Fisher + Alex Guarnaschelli

The Global Source for Nuts®

Continue to Build Fisher Brand Equity with Food Network Sponsorship 41

JOHN B. SANFILIPPO & SON, INC.

Recipe Contest Landing | Fisher Nuts
SF&WB @SFWB · Sep 15
Fisher Nuts announces 'My Fresh Twist' recipe contest...bit.ly/1uAoC1M

For a fresh twist, think Fisher.
Fisher
Chef Alex
Pumpkin Pecan Rigatoni
MY FRESH TWIST
Fisher
RECIPE CONTEST
SUBMIT RECIPE
GALLERY
PRIZES
ENTER YOUR WINNING RECIPE
RECENT SUBMISSIONS
Wild Mushroom and Spinach Flatbread
Stand It Up, Scoop It Up, Zip It Up
Connect with Fisher

MY FRESH TWIST
Fisher
RECIPE CONTEST
YOUR RECIPE COULD LET YOU MEET CHEF ALEX!
ENTER FOR YOUR CHANCE TO WIN
Walnut - Bleu Date Vinaigrette Salad
ENTER FOR YOUR CHANCE TO
www.myfreshtwist.com

Fisher
Your Recipe Could Make You a
Winner!
MY FRESH TWIST
Fisher
RECIPE CONTEST
Walnut-Bleu Date Vinaigrette Salad

The Global Source for Nuts®

Integrated Marketing Key to Building Brand Equity 42 Website Social Media Public Relations Food Network Email

JOHN B. SANFILIPPO & SON, INC.

Fisher
HONEY MAPLE
WALNUTS
Fisher
GLAZED
PECANS

The Global Source for Nuts®

Building Brand Presence and Equity “Away From Home” 43 Merchandised Foodservice Location

JOHN B. SANFILIPPO & SON, INC.

Fisher®

The Global Source for Nuts®

Snack Nuts 44

JOHN B. SANFILIPPO & SON, INC.

Fisher®
Snack Nuts

The Global Source for Nuts®

Fisher Snack Nut Strategy Focuses on Midwest High Franchise Markets 45

JOHN B. SANFILIPPO & SON, INC.

The Global Source for Nuts®

We Are Growing our Pound Share in
High Franchise Markets

2.2%
3.1%
3.5%
4.0%
4.7%
FY 2012
FY 2013
FY 2014
FY 2015
FY 2016
YTD Q3
Fisher Snack Nuts Pound Share
(High Franchise Markets)
Snack Nuts
Source: IRI: Total Snack Nut Category – Core Franchise (Minneapolis, Milwaukee, Chicago and St. Louis
Multi Outlet Geography – FY 2016 YTD Q3  Data Ending 3/27/16

JOHN B. SANFILIPPO & SON, INC.

OVEN-
ROASTED
TO PERFECTION,
NEVER
FRIED.
Fisher
PEANUTS
Fisher

The Global Source for Nuts®

Driving Results on our Core
Dry Roast Peanut Business

535,681
652,052
777,756
888,805
FY2013
FY2014
FY2015
CY 2015
Pound Sales –
Fisher Dry Roast Peanuts
Source: IRI: Total Snack Nut Category – Core Geography MULO Chicago,
Milwaukee, Minneapolis, and St. Louis  – Calendar 2015 Ending 12/27/15

JOHN B. SANFILIPPO & SON, INC.

Fisher
HONEY ROASTED
PEANUTS

Fisher
honey roasted
peanuts

Fisher
PEANUTS
DRY ROASTED

Fisher
sea salt
peanuts
dry roasted

The Global Source for Nuts®

New Look for Fisher Snack Nuts 48

JOHN B. SANFILIPPO & SON, INC.

NO artificial preservatives
15
delicious
CALORIES
per snack bite
Fisher
Nut Exactly
Snack Bites
almond popcorn
dipped in
milk chocolate
with peanuts
NET WT 5 OZ (141g)

15
delicious
CALORIES
per snack bite
ROASTED ALMONDS
WHOLE GRAIN POPCORN
MILK CHOCOLATE
WOW!
For a fresh twist on snacking, think
Fisher

The Global Source for Nuts®

A Snack Bite Combining Consumer Favorites 49

JOHN B. SANFILIPPO & SON, INC.

Nut Exactly
Snack Bites
almond popcorn dipped in milk chocolate
Nut Exactly
Snack Bites
pecan popcorn dipped in
Nut Exactly
Snack Bites
almond popcorn dipped in dark chocolate
Nut Exactly
Snack Bites
peanut popcorn dipped in peanut butter

NO artificial preservatives
Nut Exactly
Snack Bites
gluten free!
almond blueberry with other natural flavors dipped in dark chocolate
NO artificial ingredients
Nut Exactly
Snack Bites
Only 16 delicious calories
pistachio popcorn dipped in dark chocolate

The Global Source for Nuts®

Introducing Fisher Nut Exactly 50 4 Great Popcorn Varieties for Grocery Channel Unique Varieties for the Club Channel

JOHN B. SANFILIPPO & SON, INC.

Fisher
Nut Exactly
Snack Bites
almond popcorn
dipped in
milk chocolate

The Global Source for Nuts®

Meeting Needs of the Snack Consumer Snacking Yogurt/Veggies Popcorn Nuts Chips Candy Bars New Segment: Lighter than nuts, more substantial than popcorn Indulgent Healthier 51

JOHN B. SANFILIPPO & SON, INC.

Harris Teeter
Your Neighborhood Food Market

Walmart
Save money. Live better.

Jewel Osco

ROUNDY'S

MARIANO'S

MENARDS

TOPS

WOODMAN'S MARKETS

GIANT EAGLE

HyVee
EMPLOYEE OWNED

Stop&Shop

Wegmans

meijer

jeca

Giant

COSTCO WHOLESALE

Dierbergs

The Global Source for Nuts®

Retailers Like our New Snacking Concept Too 52

JOHN B. SANFILIPPO & SON, INC.

Fisher Nuts
Finally, you can feel good about snacking with NEW Fisher Nut Exactly Snack Bites available at Costco! #thinkfisher
Fisher Nuts
Back to school essentials:
- School supplies
- New sneaks
- Fisher Nut Exactly
Nut Exactly Snack Bites
It's not exactly like any snack you've ever had, but it's exactly what you've always wanted.
It's Fisher NUT EXACTLY Snack Bites.
Fisher Nut Exactly Snack Bites

Social Media/ Digital
In-Store
Trial & Awareness Vehicles
PR Media Outreach
Blogger Outreach
Fisher
Nut Exactly

15 delicious CALORIES per snack bite
ROASTED ALMONDS
WHOLE GRAIN POPCORN
MILK CHOCOLATE
WOW!
SAVE $1.00
Nut Exactly Snack Bites
Fisher

The Global Source for Nuts®

Marketing Support is Designed to Build Consumer Awareness and Drive Trial 53

SON, INC.

Orchard Valley
HARVEST

Orchard Valley
HARVEST
ALMONDS
Orchard Valley
HARVEST
PECANS
Orchard Valley
HARVEST
TRAIL MIX
Orchard Valley
HARVEST
MANGO

The Global Source for Nuts®

Pure and Simple Goodness 54

JOHN B. SANFILIPPO & SON, INC.

Multi Pack!
8 Individual Servings
Orchard Valley
HARVEST®
made with SEA SALT
CRANBERRY ALMOND CASHEW
TRAIL MIX
NON GMO Project VERIFIED
NO Artificial INGREDIENTS
CONTAINS 8 BAGS (1 OZ) 28g • NET WT 8 OZ (226g)

The Global Source for Nuts®

55 Our Orchard Valley Harvest Brand is On-Trend with Today’s Consumer Pure & Simple Goodness Supports a healthy lifestyle Close to the earth

Est. 1922
JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
HARVEST

NON
GMO
Project
VERIFIED
nongmoproject.org

NO Artificial
INGREDIENTS

A NATURALLY
Good Source of
7 Vitamins
& Minerals

made with
SEA SALT

INGREDIENTS: CASHEWS, EXPELLER PRESSED
SUNFLOWER OIL, SEA SALT.

The Global Source for Nuts®

The Brand Consumers Trust for Pure & Simple Goodness 56

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
HARVEST

Multi Pack!
Orchard Valley
HARVEST
DARK CHOCOLATE
ALMONDS
NO Artificial INGREDIENTS
CONTAINS 8 BAGS (1 OZ) 28g • NET WT 8 OZ (226g)

The Global Source for Nuts®

Strong Growth on Orchard Valley Harvest POUND SALES DOLLAR SALES 57 Source: JBSS shipment data Orchard Valley Harvest Growth FY15 vs. FY14 +34% +48%

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley Harvest % ACV Distribution *

14
19
32
36
FY 2013
FY 2014
FY 2015
FY 2016 YTD Q3
OVH % ACV

The Global Source for Nuts®

58 Strong Distribution Gains Source: IRI: Ttl Produce Nut Category – Total US MULO Geography– FY 2016 YTD Q3 Data Ending 3/27/16 *Note: % ACV refers to % “All Commodity Volume” as measured by IRI

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
HARVEST
CHERRIES
DARK CHOCOLATE

Orchard Valley
HARVEST
BLUEBERRIES
DARK CHOCOLATE

Multi Pack!
Orchard Valley
HARVEST
SWEETENED
CHERRIES
DARK CHOCOLATE

Multi Pack!
Orchard Valley
HARVEST
SWEETENED
BLUEBERRIES
DARK CHOCOLATE

The Global Source for Nuts®

Source:
The Hartman Group : Eating Occasions, Compass 2012
The Hartman Group: Reimagining Health and Wellness, 2013
Snacking accounts for
over 53% of all eating
occasions in the U.S.
38% of consumers snack
several times per day

We continue to expand our portfolio to
address consumer demand for on-the-go
Goodness
Multi-Packs
Grab ‘n Go Mini’s

JOHN B. SANFILIPPO & SON, INC.

Deli
Salad Bar - per oun
Soup Crock
Soup in Bread Bow
CLIF
KIND
Orchard Valley

To Go
Orchard Valley

Orchard Valley

The Global Source for Nuts®

Expanding to Front of House Foodservice Locations 60 University Setting Sodexho B&I Location Michigan Ski Resort

JOHN B. SANFILIPPO & SON, INC.

Orchard Valley
Grab & Go
Non-GMO • No Artificial Ingredients
Orchard Valley HARVEST
NON GMO Project VERIFIED

Orchard Valley HARVEST
ALMONDS
NON GMO Project VERIFIED
nongmoproject.org

In-Store Merchandising / New Packaging
PR / Blogger Outreach / Trial & Awareness
Digital Initiatives
Website / Ibotta
Orchard Valley
HARVEST®
Pure & Simple Goodness

PINCHme
$0.75 off (1) ONE

Orchard Valley

Orchard Valley Harvest

The Global Source for Nuts®

61 Impactful Marketing Support

Thank You! 62